Exhibit 13.1

CERTIFICATION PURSUANT TO

18 USC. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of XTL Biopharmaceuticals Ltd. (the “Company”) on Form 20-F for the year ending December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Shlomo Shalev, Chief Executive Officer of the Company, and Itay Weinstein, Chief Financial Officer of the Company, certify, pursuant to 18 USC. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2022	/s/ Shlomo Shalev
Shlomo Shalev
Chief Executive Officer

/s/ Itay Weinstein
Itay Weinstein
Chief Financial Officer